Employee Benefit Plans (Schedule Of Projected Benefit Obligations And Accumulated Benefit Obligations In Excess Of Plan Assets Fair Value) (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Pension Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	$ 3,596	$ 3,400
Accumulated benefit obligations	3,433	3,283
Plan assets	2,740	2,494
OPEB Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations	1,013	999
Plan assets	$ 145	$ 141